Exhibit 99.2 INVESTOR PRESENTATION November 2024 Copyright 2024, Coherent. All rights reserved. 1

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements relating to future events and expectations, including our expectations regarding (i) our future financial and operational results; (ii) the growth and megatrends in the markets we serve including industrial, communications, electronics, and instrumentation; and (iii) improvement opportunities and shareholder value creation, each of which is based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this investor presentation involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”), the need to generate sufficient cash flows to service and repay such debt and the Company’s ability to generate sufficient funds to meet its anticipated debt reduction goals; (iv) the possibility that the Company may not be able to continue its integration progress on and/or take other restructuring actions, or otherwise be able to achieve expected synergies, operating efficiencies, including greater scale, focus, resiliency, and lower operating costs, and other benefits within the expected time frames or at all and ultimately to successfully fully integrate the operations of Coherent, Inc. (“Coherent”), with those of the Company; (v) the possibility that such integration and/or the restructuring actions may be more difficult, time-consuming, or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers, or suppliers) may be greater than expected in connection with the Transaction and/or the restructuring actions; (vi) any unexpected costs, charges, or expenses resulting from the Transaction and/or the restructuring actions; (vii) the risk that disruption from the Transaction and/or the restructuring actions materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction and/or the restructuring actions; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate other recently acquired businesses and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvii) the risks of business and economic disruption related to worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Unless otherwise indicated in this presentation, all information in this presentation is as of November 6, 2024. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.” 2 Copyright 2024, Coherent. All rights reserved.

FROM A FOUNDATION OF MATERIALS AND IMAGINATION, WE ENABLE EXCITING MEGATRENDS COHERENT AT A GLANCE Year Founded NYSE 1971 COHR FY24 (1) Employees ≈26,000 $4.7B Revenue Available Research & Development 2,250+ $64B Market (1) Employees (CY2023) (1) Patents Locations 3,100+ 126 Materials, Components, VERTICAL Subsystems, Systems Countries 25 INTEGRATION and Service (1) As of June 30, 2024 3 Copyright 2024, Coherent. All rights reserved.

$4.7 BILLION OF REVENUE IN FY24 WELL DIVERSIFIED ACROSS TECHNOLOGY, PRODUCTS, AND GEOGRAPHIC MARKETS Segments Markets Regions North Communications Materials Europe America Industrial Lasers 15% 22% 29% 36% 48% China BY REPORTING (1) 13% BY MARKET BY REGION 56% SEGMENT 13% 8% Korea & Japan 3% 49% 8% Instrumentation Other Networking Electronics (1) Revenue by region is based on customer headquarter addresses. (2) Amounts may not calculate due to rounding. 4 Copyright 2024, Coherent. All rights reserved.

FOUR ATTRACTIVE GROWTH MARKETS AGGREGATE $64B TAM 14% FIVE-YEAR CAGR (2023-28) COMMUNICATIONS ELECTRONICS INSTRUMENTATION INDUSTRIAL TAM: $22B TAM: $23B TAM: $14B TAM: $5B CAGR: 9% CAGR: 14% CAGR: 20% CAGR: 8% Sources: LightCounting, Omdia, Sources: Optech Consulting, Sources: IDC, Morgan Stanley, Sources: Strategies Unlimited, TechInsight, Strategies Unlimited, Cignal AI, Yole, Dell’Oro Internal Research & Markets, Forbes, Yole, Markets & Markets, SDI (Strategic Estimates SEMI, Internal Estimates, DSCC Strategy Analytics, IdTechEx, Directions), Internal Estimates Internal Estimates Note: TAM based on CY2023 5 Copyright 2024, Coherent. All rights reserved.

INDUSTRIAL MARKET VERTICALS AND MEGATRENDS PRODUCTS VALUE PROPOSITION Precision manufacturing§ Fiber lasers for laser welding of batteries§ 50 years of experience in laser technology § UV lasers for OLED manufacturing § Long-term technology partner across all § Giga factories for EV battery processing laser architectures § Laser systems, subsystems, and § Advanced medical devices processing heads§ Broadest spectrum of laser and systems § Additive manufacturing technologies § Laser components, optics, crystals Semiconductor & display capital § One-stop shop for processing equipment § Ceramics, metal matrix composites, and equipment diamond§ Productivity enhancement through § Increasing laser content from ingot to innovation and knowhow packaged ICs § OLED for mobile and micro-LED for high- end TV and large displays Aerospace & Defense 6 Copyright 2024, Coherent. All rights reserved.

COMMUNICATIONS MARKET VERTICALS AND MEGATRENDS PRODUCTS VALUE PROPOSITION Datacom§ 100 to 800 Gbps datacom transceivers§ One of the largest suppliers of optical communications components § Increasing spend on cloud infrastructure § Pluggable coherent transceivers § Vertically integrated from material through § Artificial Intelligence/Machine Learning § Wavelength selective switches (WSS) subsystems, including coherent DSPs § Pluggable optical line subsystems (POLS) Telecom § Industry pioneer in broad range of § Open disaggregated systems§ Terrestrial and submarine pump lasers technology platforms § Pluggable coherent transceivers§ InP edge-emitting lasers and GaAs VCSELs § Industry leading investments in R&D § Global and flexible manufacturing footprint 7 Copyright 2024, Coherent. All rights reserved.

ELECTRONICS MARKET VERTICALS AND MEGATRENDS PRODUCTS VALUE PROPOSITION § GaAs and InP optoelectronics Consumer electronics§ One of the broadest portfolios of optoelectronics, optics, and electronics § Advanced sensing § VCSELs and edge-emitting lasers § High-volume consumer electronics § AR/VR § Laser illumination modules experience § Wearables as health monitors § Wafer level optics and subassemblies § Differentiated, proprietary compound § Waveguide materials, diffractive optics Automotive semiconductor platforms § Silicon carbide substrates and § Increasing SiC electronics content in EVs • 150 mm gallium arsenide platform epiwafers • 200 mm silicon carbide platform § Automotive sensing: in-cabin and LiDAR § SiC MOSFET devices and modules • Leading indium phosphide platform • Decades of investment in high quality silicon carbide substrates § Cross-functional engineering and integration expertise 8 Copyright 2024, Coherent. All rights reserved.

INSTRUMENTATION MARKET VERTICALS AND MEGATRENDS PRODUCTS VALUE PROPOSITION Life Sciences § Materials, optics, lasers, § Life sciences (biotechnology, medical, and and thermoelectrics environmental) and scientific segment § Smart healthcare evolution, largely based on solutions technology§ Components to subassemblies and subsystems§ Custom solutions from proof-of-concept to § Point-of-care diagnostics manufacturing at scale § Optical, mechanical, electrical and § Personalized medicine software integration§ Rapid time to market of complete turnkey Scientific Instrumentation subassemblies and systems § ISO 9001 & 13485 § Environmental sustainability § One of the broadest product portfolios to support a wide range of applications § Advanced instrumentation § Extensive technology innovation for next- generation capabilities § Global manufacturing footprint and flexible supply chain partners 9 Copyright 2024, Coherent. All rights reserved.

FINANCIAL HIGHLIGHTS 10 Copyright 2024, Coherent. All rights reserved.

FY 2025 NON-GAAP Q1 EARNINGS RESULTS HIGHLIGHTS “I am pleased with our strong results for the first quarter of fiscal 2025. We delivered solid growth Revenue on both a sequential and year-over-year basis, driven primarily by our AI-related Datacom transceivers. We also drove higher gross margin and operating margin. I continue to be excited by the opportunity to unlock significant long-term shareholder value.” 28% Jim Anderson, CEO Q1 FY25/Q1 FY24 Q1 FY25 Revenue $1.35B Revenue by Market Gross Margin* Q1 FY25 Communications 68% Instrumentation Q1 FY25/Q1 FY24 Industrial 7% 30% Electronics 6% 293BP Industrial, Electronics, & Q1 FY25/Q1 FY24 57% 3% Instrumentation 37.7% in Q1 FY25 vs. 34.8% in Q1 FY24 Communications Q1 FY25/Q1 FY24 Highlights Earnings Per Share* 357% Q1 FY25/Q1 FY24 Announced a family of high-efficiency Optical Circuit Switch won the Best Datacom transceiver multi-technology $0.74 in Q1 FY25 vs. $0.16 in Q1 FY24 lasers to power 1.6T optical transceivers Product Award for Data Center demonstration showcasing our differential based on silicon photonics. Innovation at ECOC ’24. EML and silicon photonics platforms. • Non-GAAP based on earnings reported Nov. 6, 2024; see the GAAP to Non-GAAP Reconciliation section (p. 16). 11 Copyright 2024, Coherent. All rights reserved.

QUARTERLY REVENUE BY SEGMENT REVENUE DISTRIBUTION BY SEGMENT (1) Revenue Distribution Quarterly Revenue by Segment 1,600 1,348 1,314 1,400 Lasers 1,209 1,131 26% 1,200 1,053 Materials 18% 1,000 800 FY25Q1 600 400 200 0 57% FY24Q1 FY24 Q2 FY24 Q3 FY24Q4 FY25Q1 Lasers 336 354 351 355 348 Networking 473 524 619 680 763 Networking Materials 245 254 239 279 237 Note: Amounts may not calculate due to rounding. 12 Copyright 2024, Coherent. All rights reserved. Revenue ($M)

QUARTERLY REVENUE BY MARKET REVENUE DISTRIBUTION BY MARKET Quarterly Revenue Trend (1) Revenue Distribution 1,600 1,348 1,314 1,400 1,209 Industrial 1,131 1,200 1,053 Instrumentation 30% 1,000 7% 800 Electronics 6% 600 FY25Q1 400 200 0 FY24Q1 FY24Q2 FY24Q3 FY24Q4 FY25Q1 57% Instrumentation 99 99 98 101 91 Electronics 90 89 74 104 76 Communications 460 520 616 678 774 Industrial 404 423 421 431 407 Communications Note: Amounts may not calculate due to rounding. 13 Copyright 2024, Coherent. All rights reserved. Revenue ($M)

QUARTERLY REVENUE BY REGION REVENUE DISTRIBUTION BY REGION Quarterly Revenue Trend J Ja apa pan & n & 1,600 Kor Kore ea a 1,348 1,314 1,400 1,209 1,131 1,053 China 1,200 12% Europe 1,000 13% 13% 800 Other 3% 600 400 FY25Q1 200 0 FY24Q1 FY24Q2 FY24Q3 FY24Q4 FY25Q1 Other 27 28 30 36 37 China 132 162 154 173 170 60% Japan & Korea 148 158 155 167 165 Europe 190 160 182 182 169 North America 556 623 688 756 807 North America Note: Prior periods restated to conform to current period presentation. Note: Amounts may not calculate due to rounding. 14 Copyright 2024, Coherent. All rights reserved. Revenue ($M)

SECOND QUARTER FISCAL 2025 OUTLOOK REVENUE $1.33 – 1.41 billion NON-GAAP GROSS MARGIN 36% – 38% NON-GAAP OPERATING EXPENSES $275 – 295 million NON-GAAP TAX RATE 19% – 22% (1) NON-GAAP EARNINGS PER SHARE $0.61 – 0.77 (1) The Company does not provide reconciliations of forward-looking Non-GAAP EPS. The Company is unable, without unreasonable efforts, to forecast certain items required to develop a meaningful GAAP financial measure that is comparable to this forward-looking figure. 15 Copyright 2024, Coherent. All rights reserved.

GAAP TO NON-GAAP RECONCILIATION 16 Copyright 2024, Coherent. All rights reserved.

GROSS MARGIN RECONCILIATION $ Millions (Unaudited) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Gross margin on GAAP basis 460 432 367 351 307 Share-based compensation 6 5 5 5 7 Amortization of acquired intangibles 30 30 31 30 31 Integration, site consolidation and other 12 22 30 22 21 Gross margin on non-GAAP basis 509 489 433 408 366 17 Copyright 2024, Coherent. All rights reserved.

OPERATING EXPENSE RECONCILIATION $ Millions (Unaudited) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 R&D on GAAP basis 132 127 128 111 114 Share-based compensation (5) (5) (5) (5) (8) Amortization of acquired intangibles (1) (1) (1) (1) (1) Start-up costs — — (1) (1) (0) Integration, site consolidation and other (1) (3) (3) (3) (1) R&D on non-GAAP basis 124 118 118 102 103 SG&A on GAAP basis 229 228 205 209 212 Share-based compensation (25) (19) (16) (17) (29) Amortization of acquired intangibles (41) (41) (41) (41) (41) Integration, site consolidation and other (12) (20) (16) (18) (10) SG&A on non-GAAP basis 152 149 132 134 131 Restructuring on GAAP basis 24 14 (12) (2) 3 Restructuring charges (24) (14) 12 2 (3) Restructuring on non-GAAP basis — — — — — 18 Copyright 2024, Coherent. All rights reserved.

INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Op. income (loss) on GAAP basis 75 63 22 32 (21) Share-based compensation 36 29 26 27 45 Amortization of acquired intangibles 72 72 72 72 73 Start-up costs — — 1 1 0 Restructuring charges 24 14 12 (2) 3 Integration, site consolidation and other 26 46 49 42 33 Op. income on non-GAAP basis 233 223 182 172 132 Non-GAAP Op. Margin Percentage 17.3% 17.0% 15.1% 15.2% 12.6% 19 Copyright 2024, Coherent. All rights reserved.

NET EARNINGS RECONCILIATION $ Millions (Unaudited) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Net earnings (loss) attributable to Coherent 26 (48) (13) (27) (68) Corp. on GAAP basis Share-based compensation 36 29 26 27 45 Amortization of acquired intangibles 72 72 72 72 73 Start-up costs — — 1 1 0 Foreign currency exch. (gains) losses 10 1 3 6 (1) Restructuring charges 24 14 12 (2) 3 Integration, site consolidation and other 26 46 49 42 33 Transaction fees and financing — 2 — — — Tax impact of valuation allowance on deferred (1) 46 — — — tax assets Tax windfall from share-based compensation (11) — — — — Tax impact of non-GAAP measures (32) (34) (37) (33) (31) Net earnings attributable to Coherent Corp. on 150 127 113 86 55 non-GAAP basis 20 Copyright 2024, Coherent. All rights reserved.

NET EARNINGS PER COMMON SHARE $ (Unaudited) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Net loss attributable to Coherent Corp., GAAP Basic Loss Per Share (0.04) (0.52) (0.29) (0.38) (0.65) Diluted Loss Per Share (0.04) (0.52) (0.29) (0.38) (0.65) Net earnings attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 0.77 0.62 0.54 0.37 0.16 Diluted Earnings Per Share 0.74 0.61 0.53 0.37 0.16 21 Copyright 2024, Coherent. All rights reserved.

NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Net earnings (loss) on GAAP basis 25 (47) (16) (29) (68) Income taxes (benefit) (6) 57 (16) (9) (21) Depreciation and amortization 138 144 140 138 138 Interest expense 67 68 73 75 73 Interest income (13) (13) (13) (7) (4) EBITDA 211 208 168 168 120 EBITDA margin 15.6% 15.8% 13.9% 14.9% 11.4 % Share-based compensation 36 29 26 27 45 Foreign currency exch. (gains) losses 10 1 3 6 (1) Start-up costs — — 1 1 — Restructuring charges 24 14 12 (2) 3 Transaction fees and financing — 2 — — — Integration, site consolidation and other 26 46 49 42 33 Adjusted EBITDA 306 300 259 243 200 Less: adjusted EBITDA attributable to 1 (2) 2 0 — noncontrolling interests Adjusted EBITDA attributable to Coherent 307 298 261 243 200 Corp. Adjusted EBITDA margin attributable to 22.8% 22.6% 21.6% 21.5% 19.0 % Coherent Corp. 22 Copyright 2024, Coherent. All rights reserved.